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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                               ------------------------

                                       FORM 8-K

                                    CURRENT REPORT


                           Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934


                                SBS TECHNOLOGIES, INC.

                               ------------------------

         Date of Report (Date of earliest event reported):  November 24, 1997




      New Mexico                    1-10981                    85-0359415
------------------------     ---------------------       -----------------------
(State of Incorporation)     (Commission File No.)       (IRS Employer I.D. No.)



   2400 Louisiana Blvd, NE  AFC Bldg 5-600    Albuquerque, New Mexico   87110
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        (Address of principal executive offices)                      (Zip code)




     Registrant's telephone number, including area code:    (505) 875-0600
                                                            --------------


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ITEM 2.  ACQUISITION OF ASSETS


On November 24, 1997, SBS Technologies, Inc. ("SBS") acquired all of the outstanding common stock of Micro Alliance, Inc. ("Micro Alliance") from the two founders. Micro Alliance is a California corporation that designs and produces PC-compatible industrial computer systems in a variety of shapes and sizes, including rack mount, desktop, and mobile, for the embedded computer market. The systems are typically passive backplane-based and allow up to 20 ISA or PCI cards to be added. Micro Alliance, founded in 1992, provides these customized systems to a wide range of OEMs throughout the U.S. Micro Alliance will be renamed SBS Micro Alliance and will operate as a wholly-owned subsidiary of SBS for the foreseeable future.

SBS will account for the acquisition as a purchase. The purchase price for the outstanding stock was $5.9 million and was paid in cash at closing. $5.4 million was paid directly to the sellers; $250,000 has been placed in an escrow fund to be held until final determination of certain tax matters; and $250,000 was placed in another escrow fund and will be distributed between the sellers and SBS based upon stockholders' equity as disclosed on a closing balance sheet now being prepared. The cash was obtained from SBS' net cash from operating activities and funds received from the SBS Follow-On Public Stock Offering, which closed in November 1996.

One former stockholder of Micro Alliance's outstanding stock has entered into a five-year covenant not to compete with SBS. The other stockholder and certain key employees of Micro Alliance entered into employment agreements to provide services to SBS.



ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

The audited financial statements and exhibits required under Item 7 have been completed and are filed herewith electronically as Exhibit VE2 of the Purchase Agreement. The Registrant will file the proforma financial statements and exhibits within the required extension period. The Purchase Agreement among Micro Alliance, Jeffrey Huston, Edward Larson, Sherrin W. Larson and the Registrant dated November 24, 1997 and the Exhibits thereto are filed herewith electronically.

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                                      SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                    SBS TECHNOLOGIES, INC.




Date:  December 9, 1997
                                              By: /s/ James E. Dixon
                                                 ------------------------------
                                                 James E. Dixon, Vice President
                                                 Finance & Administration


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                       SBS TECHNOLOGIES, INC. AND SUBSIDIARIES
                                    EXHIBIT INDEX



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Exhibit Number                    Description                                Method of Filing
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
10.aa                   Purchase Agreement among Micro              Filed herewith electronically
                        Alliance, Jeffrey Huston, Edward
                        Larson, Sherrin W. Larson and the
                        Registrant dated November 24, 1997


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